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                                                                    EXHIBIT 99.3

                     ASSET PURCHASE AND ASSIGNMENT AGREEMENT

Asset Purchase and Assignment Agreement entered into among:

Multimedios Estrellas de Oro, S.A. de C.V. (hereinafter referred to as "SELLER"), as seller and assignor, represented by its attorney-in-fact Mr. Francisco A. Gonzalez Sanchez;

MM Billboard, S.A. de C.V. (hereinafter referred to as "ASSIGNOR"), as assignor, represented by its attorney-in-fact Mr. Francisco A. Gonzalez Sanchez;

Outdoor Systems Mexico, S.A. de C.V. (hereinafter referred to as "BUYER"), as buyer, represented by its attorney-in-fact Mr. Jorge Cervantes Trejo;

Outdoor Systems, Inc. (hereinafter referred to as "OUTDOOR"), as Buyer's joint obligor, represented by its Chief Executive Officer Arturo Moreno; and

Mr. Francisco A. Gonzalez Sanchez, on his own behalf, for the purpose of Clause Sixteenth of this Agreement,

pursuant to the following Declarations and Clauses:

                                  DECLARATIONS

                  I. Seller and Assignor, as regards, declare through their representative that:

                  a. Seller is a corporation duly incorporated pursuant to the laws of the United Mexican States (hereinafter referred to as "MEXICO"), as evidenced in notarial instrument number 1,695, dated October 7, 1967, granted before Mr. Luis Manatou Gonzalez, Notary Public number 35 of Monterrey, Nuevo Leon, which first notarial instrument was recorded in the Public Registry of Commerce of said city, under number 1,388, page 242, volume 184 of the Third Book, dated November 9, 1967.

                  b. Assignor is a corporation duly incorporated pursuant to the laws of Mexico, as evidenced in notarial instrument number 3,663, dated October 6, 1965, granted before Mr. Jose G. Guzman, Notary Public number 28 of Monterrey, Nuevo Leon, which first notarial instrument was recorded in the Public Registry of Commerce of said city, under number 1,196, page 257, volume 181 of the Third Book, dated November 19, 1965.
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                  c. Seller is the legitimate and sole owner of the movable
goods listed in the document attached to this Agreement as EXHIBIT "I.C." including office furniture, computers, stationary and other assets that Seller uses and are necessary for the development of its business in the same manner that it has been performing it as of the date of this Agreement (hereinafter collectively referred to as the "ASSETS").

                  d. Except as described in the document attached to this agreement as EXHIBIT "I.D.", the Assets are free of all kinds of liens, pledges, mortgages or encumbrances, therefore, same are not guaranteeing the payment of any kind of mercantile, civil, labor or tax obligations.

                  e. Seller and/or Assignor have no knowledge of any kind of litigation, lawsuit, claim, procedure, action, dispute or investigation in process or to be filed in connection with the Assets, except as described in the document attached to this Agreement as EXHIBIT "I.E.".

                  f. Seller and Assignor, as regards, have timely paid all kind of taxes, rights and contributions in connection with the Assets, except for certain rights and contribution in connection with the permits, authorizations and licenses needed for the installation, operation and exploitation of structures used for outdoor advertisement.

                  g. Such Assets consisting of structures and related materials forming billboards for outdoor advertisement (hereinafter referred to as "STRUCTURES") are located in real estate which is owned or leased by Assignor, except for the Structures listed in the document attached to this Agreement as EXHIBIT "I.G.", which are located in real property owned by third parties in which there is no lease agreement but nonetheless such third parties allow the free use of same to Assignor for the sole purpose of the installation of such Structures.

                  h. The Assets are insured pursuant to the insurance policies in force which are listed in the document attached to this Agreement as EXHIBIT "I.H.", (hereinafter referred to as the "INSURANCE POLICIES"), in which Assignor is the beneficiary.

                  i. Seller is the holder of each and every one of the rights set forth in the Outdoor Advertisement agreements (hereinafter referred to as the "PUBLICITY AGREEMENTS"), which are listed in the document attached to this Agreement as EXHIBIT "I.I".

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                  j. Assignor is the holder of each and all rights under the
Lease Agreements (hereinafter referred to as the "LEASE AGREEMENTS") that it has entered into as lessee for the installation and exploitation of the Structures which are listed in the document attached to this Agreement as EXHIBIT "I.J.", as well as the agreements entered into with Servicios Administrativos Pegaso, S.C. (hereinafter referred to as the "PEGASO AGREEMENT") and with Mr. Jesus D. Gonzalez Gonzalez of XHAW Channel 12 of Monterrey, Nuevo Leon (hereinafter referred to as the "XHAW AGREEMENT"), attached to this Agreements as EXHIBIT "I.J.(B)" and EXHIBIT "I.J.(C)" respectively.

                  k. The Publicity Agreements and the Lease Agreements are in full force and are binding pursuant to the applicable laws, and Seller and Assignor, as regards, have no knowledge of any default by any of the parties or any other event thereto that may cause termination of such Publicity Agreements and Lease Agreements, except as described in EXHIBIT "I.K.".

                  l. Except as described in the document attached to this Agreement as EXHIBIT "I.L.(A)", and except for what is provided in Seller's and Assignor's Declaration S. herein below, Seller and Assignor have not entered into any agreement with any shareholder or subsidiary or with any individual or entity related to Seller or Assignor. Also the document attached to this Agreement as EXHIBIT "I.L.(B)" lists such Structures owned by Seller in which there is publicity of affiliated companies of Seller and/or Assignor, without any publicity agreement nor consideration agreed for such publicity.

                  m. Seller is the owner of the trademark "BILLBOARD", which is duly registered before the Mexican Institute of Industrial Property (Instituto Mexicano de la Propiedad Industrial), and has applied for the registration of the trademark "MM BILLBOARD", as both trademarks are described in the document attached to this Agreement as EXHIBIT "I.M.(A)", (hereinafter collectively referred to as the "TRADEMARKS"). Assignor is the holder of the copyright of the software (hereinafter referred to as the "SOFTWARE") listed in the document attached to this Agreement as EXHIBIT "I.M.(B)".

                  n. The legal provisions in connection with the installation, operation and maintenance of outdoor advertisements are local and are enforced by local, municipal or state authorities in which said advertisements are located, and said provisions are constantly amended; therefore, no guarantee is granted by Seller and Assignor in connection with

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the duration of the legal provisions in force or as regards the future establishment of new regulations in any of the locations in which the Structures are located, containing more strict or expensive regulations in connection with same.

                  o. Because of the number of locations in which the Structures are located, Seller and Assignor do not grant any guarantee in connection with the existence and effectiveness of any permits, licenses and authorizations which are required for the installation and operation of certain Structures.

                  p. The document attached to this Agreement as EXHIBIT "I.P.(A)" contains a list of the Structures exclusively owned by Seller used by Seller and Assignor in their corresponding business. The document attached to this Agreement as EXHIBIT "I.P.(B)" contains a list of Structures owned by third parties, in which Assignor has entered into lease agreements as lessee, which are used by Assignor for its business. "EXHIBIT "I.P.(A)" and EXHIBIT "I.P.(B)" also allow the identification of such Structures that have the permits, licenses and authorizations needed for their installation and operation, notwithstanding what is described in Declaration I.O. herein. To the best of their knowledge, Seller and Assignor have not received any written notice that any governmental authority intends to cancel or modify any of such permits licenses and authorizations.

                  q. Assignor wishes to assign to Buyer, by means of this Agreement and that in the way same may be assigned pursuant to legal and administrative provisions in force, the rights set forth in the permits, licenses and authorizations described in EXHIBIT "I.P.(A)". Assignor does not grant any guarantee in connection with the validity of such permits, licenses or authorizations and their assignability, as well as regarding the possibility that such permits, licenses and authorizations will be in force or extinguished at the time of their assignment.

                  r. It is Seller's main interest and it wishes and is willing to sell to Buyer the Assets "as is" and to assign the rights and obligations to the Publicity Agreements; and the rights to the Trademarks; is Assignor's main interest and it wishes and is willing to assign to Buyer (i) the rights and obligations arising from the Lease Agreements, the Pegaso Agreement and the XHAW Agreement and in general any other agreement in which Assignor is part and that are related to its business as it has been conducting same as of the date hereof;, (ii) the rights to use the Trademarks and the Software, (iii) the rights deriving from the Insurance Policies, and (iv) the rights and obligations of the permits,

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licenses and authorizations that may be legally assigned, precisely in the terms and under the conditions set forth herein (the rights described in items (i), (ii), (iii) and (iv) will be collectively referred to as the "RIGHTS", and the obligations described in items (i) and (iv) will be collectively referred to as the "OBLIGATIONS").

                  s. There are certain real property described in the document attached to this Agreement as EXHIBIT "I.S.(A)", property of Assignor or Assignor's related parties in which Structures property of Seller are located, and which Assignor wishes to grant and cause the corresponding owners to grant the free use (comodato) of such parts of the real estate to Buyer for a term of 10 (ten) years as from the date this agreement becomes enforceable, under the terms and conditions substantially in the form of the free use (comodato) agreement attached to this Agreement as EXHIBIT "I.S(B)", (hereinafter the free use (comodato) agreements to be entered into as set forth herein will be collectively referred to as the "COMODATO AGREEMENTS").

                  t. Assignor wishes to enter into an employer substitution agreement with Buyer or the individual or entity same designates, causing Buyer or the individual or entity same designates to become substitute employer of all of Assignor's employees, under the terms and conditions substantially in the form of the Employer Substitution Agreement attached to this Agreement as EXHIBIT "I.T." (hereinafter the employer substitution agreement to be entered into as set forth herein will be referred to as the "EMPLOYER SUBSTITUTION AGREEMENT").

                  u. Assignor's financial statements as of December 31, 1997 attached to this Agreement as EXHIBIT "I.U.", reasonably reflects Assignor's operation balances exclusively in connection with its installation, operation and exploitation of outdoor advertisement.

                  v. The entering into this Agreement does not constitute any violation of Seller's or Assignor's charter and by-laws, nor any other agreement or obligation assumed by Seller or Assignor, and the entering into of this Agreement and the sale of the Assets and the assignment of the rights to the Publicity Agreements and the Trademarks by Seller and the assignment of the rights by Assignor will not cause the breach or early termination of any obligation of Seller or Assignor or its subsidiaries, or will give right to third parties to claim the breach or early termination of said agreements and obligations, notwithstanding the provisions set forth in Declarations I.G. and I.R. herein.

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                  w. Seller representatives have sufficient authority to bind it pursuant to this Agreement as evidenced in notarial instrument number 18,855, dated December 5, 1977, granted before Mr. Jose G. Guzman, Notary Public number 28 of Monterrey, Nuevo Leon which first notarial copy was recorded in the Public Registry of Commerce of said city, under number 2,324, volume 97 of the Fourth Book Third Section, dated December 13, 1977, and that same authority has not been revoked, limited or modified in any manner whatsoever.

                  x. Assignor representatives have sufficient authority to bind it pursuant to this Agreement as evidenced in notarial instrument number 4,075, dated April 14, 1989, granted before Mr. Jesus Salazar Venegas, Notary Public number 63 of Monterrey, Nuevo Leon which first notarial copy was recorded in the Public Registry of Commerce of said city, under number 693, page 111, volume 316 of the Third Book, on May 18, 1998, and that same authority have not been revoked, limited or modified in any manner whatsoever.

                  y. Seller and Assignor have obtained the corporate authorizations needed to enter into this Agreement, which authorization have not been revoked nor restricted in any manner whatsoever.

                  II. Buyer declares through its representative that:

                  a. It is a corporation duly incorporated pursuant to the laws of the Mexico, as evidenced in notarial instrument number 48,476, dated May 28, 1998, granted before Mr. F. Javier Gutierrez Silva, Notary Public number 147 of the Federal District, which first notarial copy is pending registration in the Public Registry of Commerce of said city by reasons of its recent incorporation.

                  b. It is a subsidiary of Outdoor Systems, Inc., a U.S. Corporation whose main corporate purpose is the installation, operation and exploitation of outdoor advertisement in private properties, thus, it is an expert in such industry.

                  c. It has obtained the corporate authorizations needed to enter into this Agreement, which authorization have not been revoked nor restricted in any manner whatsoever.

                  d. It acknowledges the provisions, conditions and terms of duration of the Publicity Agreements and the Lease Agreements.

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                  e. It acknowledges and agrees with Seller's and Assignor's
Declarations I.N., I.O. and I.R. herein.

                  f. It is in its main interest and it wishes and is willing to purchase from Seller the Assets and become the assignee of the rights and obligations to the Publicity Agreements and the rights to the Trademarks and become the assignee of Assignor's Rights and Obligations, pursuant to the terms and conditions described herein.

                  g. Its representative has sufficient authority to bind it pursuant to this Agreement as evidenced in the public instrument referred to in Buyer's Declaration II.A., which authority has not been revoked or limited in any manner whatsoever.

                  III. Outdoor declares through its representative that:

                  a. It is a corporation duly incorporated pursuant to the laws of the State of Delaware, United States of America.

                  b. Its main corporate purpose is the installation, operation and exploitation of outdoor advertisement in private properties, thus, it is an expert in such industry.

                  c. It has the corporate authorizations needed to enter into this Agreement, which authorization have not been revoked nor restricted in any manner whatsoever.

                  d. The entering into this Agreement does not constitute any violation of Outdoor's charter and by-laws nor any other agreement or obligations assumed by Outdoor and its subsidiaries, and that the entering into of this Agreement and the purchase of the Assets and the payment of the price will not cause the breach or early termination of any obligation of Outdoor or its subsidiaries, or will give right to third parties to claim a breach or early termination of said agreements and obligations.

                  e. It acknowledges and agrees with Seller's and Assignor's Declarations I.N. and I.O. herein.

                  f. Its representative has sufficient authority to bind it pursuant to this Agreement, which authority has not been revoked or limited in any manner whatsoever.

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                  g. It agrees to become Buyer's joint obligor in the compliance of each and every of Buyer's obligations set forth herein.

                  In view of the foregoing Declarations, the parties agree on the following:


                                     CLAUSES

                  FIRST. PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions described herein, Seller sells the Assets to Buyer, and Buyer purchases the Assets, in the understanding that the Assets are transferred to Buyer with everything that by fact and by right corresponds, free of all kinds of liens and encumbrances.

                  Inasmuch as the Assets constitute an ongoing business, the parties agree that the amount and quality of the Assets may differ as of the date hereof to the Closing Date (as defined herein below), and that such differences will not affect the covenants described in this Agreement nor the price agreed to in Clause Fourth herein, provided said differences occur as a result of Seller and Assignor carrying out their business in the ordinary form, pursuant to past practices and notwithstanding the provision set forth in Clause Third, paragraph 3. hereof.

                  SECOND. ASSIGNMENT OF RIGHTS AND OBLIGATIONS. Subject to the terms and conditions described herein, Seller assigns to Buyer the rights and obligations to the Publicity Agreements and the rights to the Trademarks, and Assignor assigns to Buyer each and every one of the Rights and Obligations; Buyer accepts the assignment on the understanding that: (i) the rights described herein are assigned by Seller and Assignor, respectively, free of all kinds of liens and encumbrances, and (ii) Buyer assumes only the obligations arising out of or to be performed by same from and after the Closing Date (as defined herein below).

                  THIRD. CONDITIONS PRECEDENT. The parties agree that the validity and enforceability of the obligations described herein are subject to the following conditions precedent:

                  1. The obtaining of a resolution by the Federal Competition Commission in which said authority approves and agrees not to condition the transactions described herein. For said purpose, the parties agree to notify this transaction to such Commission within the next 2 (two) working days following

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the date of execution of this Agreement, and not to file any other unrelated notification until such resolution is issued.

                  2. That as of the date in which the resolution of the Federal Competition Commission referred to in paragraph 1. herein above is obtained, the Asset Purchase and Assignment Agreement entered between Buyer and Vendor, S.A. de C.V. becomes fully valid and enforceable.

                  3. That on the date the conditions precedent described in paragraphs 1. and 2. herein above are met, no act has occurred that has reduced the number of Structures by more than 10% (ten per cent) or that may reduce the value in said percentage of the Assets or the Rights as allocated in EXHIBIT "4.(B)".

                  The parties also agree that if by August 31, 1998 the conditions precedent set forth above have not been met, this Agreement will be extinguished with no liability for any of them.

              The date in which the following conditions are met will be hereinafter referred to as the "CLOSING DATE".

                  FOURTH. PRICE. Subject to the adjustments if any, performed as set forth in Clause Sixth herein, the total price in which Seller sells and Buyer purchases the Assets and in which Seller assigns the rights and obligations to the Publicity Agreements and the rights to the Trademarks and the Rights and Assignor assigns and Buyer becomes the assignee of such rights and obligations, is the amount of US$21'875,000 (Twenty One Million Eight Hundred and Seventy Five Thousand Dollars 00/100 Currency of the U.S.A.) (hereinafter referred to as the "PRICE"), plus the corresponding value added tax.

                  Seller, Assignor and Buyer will agree before the Payment Date, on a document containing Seller's corresponding Price and Assignor's corresponding Price, that will be attached to this Agreement as EXHIBIT "4.(A).". The Price allocation for the Assets, the rights of the Publicity Agreements and the Trademarks and the Rights will be described in EXHIBIT "4.(B)." of this Agreement. Such Price allocation must reflect the book value of the Assets.

                  FIFTH. FORM OF PAYMENT. The Price will be paid by Buyer to Seller and Assignor, respectively, pursuant to the terms of EXHIBIT "4.(A).", within the next 5 (five) banking days in the city of New York following the Closing Date, in dollars, currency of the United Sates of America, in one installment, by means of a wire transfer for the total amount,

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in immediately available funds to Seller's and Assignor's account previously notified to Buyer either in the city of New York, U.S.A. or in Mexico.

                  SIXTH. PRICE ADJUSTMENT. Assignor and Buyer, agree that on the date in which Seller and Assignor receive the payment of the Price (hereinafter referred to as the "PAYMENT DATE"), or, for the purposes set forth in paragraph 2.b herein, within the 60 (sixty) calendar days following the Payment Date, the Price will be adjusted, as follows:

                  1. The Price will be increased in an amount equal to any advanced payments made by Assignor covering periods after the Payment Date regarding: (i) rents, guarantees and bonds paid by Assignor in connection with such Lease Agreements in force or which may be entered into after the execution of this Agreement in the ordinary course of business, as long as said advance payments cover periods after the Payment Date not exceeding 12 (twelve) months counted as from the Payment Date; (ii) payments to suppliers; and (iii) premiums in connection with the Insurance Policies.

                  2. The Price will reduced in the following amounts:

                  a) the amounts received by Seller and/or Assignor before the Payment Date in connection with any agreement regarding the installation, operation and exploitation of outdoor advertisement under which Seller and/or Assignor receives payments, including the Publicity Agreements in force or which may be entered into after the execution hereof, as long as said amounts constitute advance payments for periods after the Payment Date; and

                  b) the amounts payable for electricity, telephone and applicable services pending payment, covering periods prior to the Payment Date, in the understanding that the calculation of such amounts will be based on the amounts reflected on the past receipts corresponding to said term, in proportion to the number of days which are not covered by such receipts up to the Payment Date.

                  SEVENTH. ORDINARY COURSE OF BUSINESS; NOTICE OF CHANGE. During the term between the date hereof and the Payment Date, Seller and Assignor agree to safeguard, protect and manage the Assets, the rights to the Publicity Agreements, the rights to the Trademarks and the Rights and operate, exploit and keep its business in the ordinary course pursuant to past general practices.

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                  Seller and Assignor agree to immediately notify in writing
Buyer of any change in the ordinary business course and of the existence of any event constituting or which may constitute a risk of loss or detriment of the Assets, the rights to the Publicity Agreements, the rights to the Trademarks or the Rights, as set forth in Clause Third paragraph 3.

                  EIGHTH. DELIVERY OF ASSETS, ELECTRIC ENERGY AGREEMENTS. Seller will deliver and transfer the Assets at the Payment Date.

                  In connection with Assignor's offices located at Paricutin 316 Sur, Colonia Roma, Monterrey, Nuevo Leon, and the offices located at Eugenio Garza Sada 2135 Second floor, Monterrey, Nuevo Leon, Assignor agrees to grant the free use of such offices to Buyer for a term of 30 (thirty) calendar days as from the Payment Date allowing Buyer to move the Assets and employees there located; and in connection with the workshops of Assignor located at: (i) Quintana Roo 1800, corner with 2 de abril, Colonia Nuevo Repueblo, Monterrey, Nuevo Leon, and (ii) 5 de febrero 1713, Colonia Nuevo Repueblo, Monterrey, Nuevo Leon, Assignor agrees to grant free use of said workshops to Buyer for a term of 60 (sixty) calendar days as from the Closing Date allowing Buyer to move the Assets located there.

                  In the event Buyer fails to move from the offices or workshops above-mentioned, within the terms set forth therein, Buyer shall pay Assignor a contractual penalty in the amount of Ps$50,000 (Fifty Thousand Pesos 00/100 Mexican Currency) per month.

                  Seller and Assignor, as appropriate, shall deliver to Buyer on the Payment Date, one or more invoices covering with the Assets, the rights to the Publicity Agreements, the rights to the Trademarks and the Rights, describing the corresponding price allocation for each according to EXHIBIT "4.(B).", which invoices shall be duly issued in Buyer's name pursuant to applicable tax laws, together with any other transfer documents necessary to grant Buyer valid title to said Assets and Rights. Seller and Assignor shall also deliver to Buyer on the Payment Date a legal opinion from Sesma, Sesma & McNeese, S.C., substantially in the form of EXHIBIT "8" hereof.

                  Seller and Assignor shall also deliver to Buyer on the Closing Date all books, records and documents related to the Assets, the rights to the Publicity Agreements, the rights to the Trademarks and the Rights, including (i) all

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computerized records and other computerized media storage and the software used in connection therewith; (ii) all technical documentation relating to the Assets; and (iii) all documents and records relating to sales, purchase of materials, supplies and services, dealings with suppliers, customers and distributors, and all other existing documents and records related to Seller's and Assignor's business.

                  Buyer agrees before Seller or Assignor, as appropriate, to substitute the electric energy agreements ("Electricity Agreements") in connection with the Assets.

                  Finally, the parties agree that Seller shall bear any expense incurred for the delivery of the Assets.

                  NINTH. TERMINATION. In the event Buyer fails to pay the Price to Seller and Assignor within the 10 (ten) working days following the Closing Date, the parties agree that Seller and Assignor may terminate this Agreement; on the understanding that such termination will be automatic upon the lack of payment of the Price, without the need of a court order or resolution, by means of a written notice given to Buyer pursuant to the terms set forth in Clause Twenty-Fourth of this Agreement.

                  In the event that the termination set forth above occurs, Buyer agrees to pay Seller and Assignor as contractual penalty, the amount of US$1,125,000 (One Million One Hundred and Twenty Five Thousand Dollars 00/100 Currency of the U.S.A.), within the 5 (five) calendar days following the date in which the termination occurs.

                  TENTH. NOTICES OF ASSIGNMENT. Buyer agrees to give notice, in writing and at its own expense to each of the lessors under the Lease Agreements, in connection with Assignor's assignment to Buyer of the Rights and Obligations under this Agreement. Buyer agrees to deliver Assignor copy of the notices delivered pursuant to this Clause.

                  Any claim, demand, or litigation in connection with the Lease Agreements, the Publicity Agreements, the Electricity Agreements and any other Agreement assigned to Buyer as set forth in this Agreements (hereinafter for the purposes of this Clause, collectively referred to as the "AGREEMENTS") as from the Payment Date will be the exclusive responsibility of Buyer. Therefore, Buyer agrees to comply with each and all obligations provided for in the Agreements as from the Payment Date. Buyer agrees to indemnify and hold harmless Seller and/or Assignor of any loss or damage that may occur as a result of Buyer's default of its obligations under

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the Agreements after the Payment Date, as well as from the assignment of the rights and obligations pursuant to said Agreements as provided herein, or due to the fact that the notices described herein above do not comply with the corresponding requisites and formalities.

                  Seller and Assignor agree to indemnify and hold harmless Buyer of any loss or damage that may occur as a result of Seller's or Assignor's default of its obligations under the Agreements before the Payment Date; on the understanding that Seller and/or Assignor will only be responsible for such losses and damages that: (i) occur to Buyer between the date hereof and June 4, 2000, and (ii) exceed the amount of US$250,000 (Two Hundred and Fifty Thousand Dollars 00/100 Currency of the U.S.A.). For such purposes Buyer will notify Seller and/or Assignor of any lawsuit in connection thereof and will cooperate with Assignor in the defense of same.

                  ELEVENTH. INDEMNITY FOR EVICTION, HIDDEN DEFECTS. Seller agrees to indemnify Buyer in case of eviction (saneamianto para el caso de eviccion) pursuant to the applicable laws.

                  The parties agree that the Assets are purchased by Buyer "as is", therefore, Seller will not be liable for the quality of the Assets nor for any hidden defects.


                  TWELFTH. THIRD PARTY CLAIMS. The parties agree to notify each other of any act or event affecting the provisions of this Agreement, including any act or claim by a third party in connection with Seller, Assignor or Buyer or otherwise, as well as any lawsuit or procedure filed in connection with this Agreement, the Assets or the Rights, or any other act or agreement related with same. The corresponding notice shall be made in writing by the party which first has knowledge of the acts above-mentioned, precisely within the next 3 (three) working days following the date in which said party had knowledge of any of such acts.

                  THIRTEENTH. ASSIGNMENT. The parties agree that they shall not assign by any means the rights and obligations provided for herein, without the previous and written consent of the other party.

                  FOURTEENTH. NON COMPETITION COVENANT. During a term of 5
(five) year term counted as from the Closing Date, each of Seller and Assignor, not to compete in Mexico directly or indirectly with Buyer in the installation, operation and exploitation of outdoor advertisement billboards, including

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billboards located in structures or walls in private properties, in public transportation (including buses, taxi cabs, the subway system and trains) and freight vehicles, in urban furniture including bus stop structures, benches and mail boxes, or in any other kind of structures and urban furniture on streets (hereinafter referred to as the "BUSINESS"). Furthermore, Seller and Assignor agree that during such term they will abstain from performing or having an equity interest in or in any other way having a commercial relationship with any company or business which purpose is the Business, nor will they become tenders, directly or indirectly, of any company or business in connection with the Business, if the corresponding debts may be capitalized or substituted for shares or equity.

                  The obligations set forth herein above exclude (i) publicity in stadiums, sports arenas, theaters and related areas for the performance of shows owned, leased or operated by Seller or Assignor or their respective subsidiaries; (ii) the installation in locations owned, leased or operated by Seller or Assignor or their respective subsidiaries, of signs containing the trade names or trademarks of the businesses located therein; (iii) the use of 3 (three) structures located in the property in which the newspaper "El Diario de Monterrey" is, located in Eugenio Garza Sada 2245 Sur, Colonia Roma, Monterrey, Nuevo Leon, as long as such structures are used only to advertise products and services related to Seller's, Assignor's or their respective subsidiaries' business; and (iv) the performance by Seller or Assignor as regards, as agents of third parties in the rendering of services during the normal course of their operations.

                  In the event that Seller or Assignor directly or indirectly breach the obligations set forth herein, the breaching party shall pay Buyer a penalty in the amount of US$5,000,000 (Five Million Dollars 00/100 Currency of the U.S.A.).

                  In the event of a default to the non-competition obligations, Buyer shall notify in writing any such default to the defaulting party and will grant such party a 5 (five) day term to cure such default and to stop competing immediately; on the understanding that if said default is not cured in the term set forth herein, the party in default will immediately pay Buyer the penalty above-mentioned.

                  FIFTEENTH. JOINT OBLIGOR. Outdoor will act as Buyer's joint obligor for each and every one of Buyer's obligations hereunder.

                  SIXTEENTH. CONFIDENTIALITY. Seller, Assignor and Mr. Francisco Antonio Gonzalez Sanchez agree that for a term of 18 (eighteen) months counted as of the date hereof, agree to keep confidential and in strict secret and cause their shareholders, consultants, advisors, officers and employees to keep confidential and in strict secret, all the documents, materials and information directly or indirectly related to the Lease Agreements and the Publicity Agreements, including lessors and clients names and the amount of rents and prices, and agrees not to use them for its own benefit or for the benefit of a third party, publish, reveal or copy or allow any individual or entity to use, publish, reveal or copy said documents, materials and information without Buyer's previous written consent. The documents, materials and information described herein will be considered as trade and industrial secrets for the purposes of the applicable provision of the Mexican Industrial Property Law. The provision set forth herein above will not apply to those documents, materials and information that are or may turn out to be of public domain not caused by Buyer, Seller, Assignor or Mr. Francisco A. Gonzalez Sanchez or that may be revealed by means of a court order.

                  SEVENTEENTH. PARTIES' ADDITIONAL OBLIGATIONS. (A) Seller and Assignor agree to use their best efforts to cause their subsidiaries having publicity in the Structures described in EXHIBIT "I.L.(B)" to execute arms length publicity agreements as appropriate.

                  (B) Seller and Assignor agree to use their best efforts to cause third parties in which properties Structures are located as describe in EXHIBIT "I.G." to execute arms length lease agreements as appropriate. In the event Seller and Assignor can not cause such third parties to enter into said lease agreements with Buyer within a term of 60 (sixty) calendar days as from the Closing Date, Buyer agrees to remove from said properties the corresponding Structures, within a term of 30 (thirty) calendar days from the date Buyer receives written notification of said third parties' decision.

                  (C) Buyer agrees to enter into as beneficiary, the Comodato Agreements, and Assignor agrees to enter into or cause the third parties owners of the real estate described in EXHIBIT "L.S.(A)." enter into as assignors, the Comodato Agreements before or at the Closing Date. Furthermore, Buyer or the individual or entity same designates as substitute employer, and Assignor as substituted employer, agree to enter into before or at the Closing Date, the Employer Substitution Agreement.

                  (D) Between the date of execution of this Agreement and the Payment Date, Seller, Assignor and Buyer agree to cooperate in good faith so that if the conditions precedent described in Clause Third herein are met, the transmission of the Assets, Rights and Obligations is performed in orderly and timely manner, without a negative impact to Seller's and Assignor's and therefore Buyer's ordinary course of business, and specifically not to impact Seller's , Assignor's and Buyer's relationships with clients, suppliers and lessors. For this purposes and during such term, Buyer will send to Mexico, at its own expense, several of its officers and employees with the purpose of continuing the review of the documents relating to Seller's and Assignor's Business and to keep working jointly with Seller's and Assignor's officers and employees to accomplish said transition, causing such officers and employees to keep strict confidentiality in connection with the information and documents delivered by Seller and Assignor as set forth herein.

                  EIGHTEENTH. INDEMNIFICATION. The parties agree to indemnify each other and hold each other harmless of any kind of claim, lawsuit, costs, expenses (including reasonable attorneys' fees), damages and/or losses arising from any misrepresentation hereof that may cause a substantial negative impact or default to their obligations as set forth in this Agreement.

                  NINETEENTH. EXPENSES. Except for anything to the contrary herein, the parties agree that they will each bear their own expenses incurred in connection with this Agreement and the transactions described herein.

                  TWENTIETH. TAXES. The parties agree than any tax levied over the transactions described herein will be paid by the corresponding party pursuant to applicable law.

                  TWENTY-FIRST. AMENDMENTS. Any amendment to the terms and conditions herein, will be made in writing signed by the parties hereto.

                  TWENTY-SECOND. EXHIBITS. The Exhibits described in this Agreement are integral part of same. Such Exhibits are the following:

Exhibit "I.c."                    List of Movable Goods
Exhibit "I.d."                    Liens and encumbrances in connection with the
                                  Assets

Exhibit "I.e."                    Lawsuits, claims or investigations in
                                  connection with the Assets

Exhibit "I.g."                    List of Structures located in third

                                  parties' properties with no lease
                                  agreement nor consideration
Exhibit "I.h."                    List of Insurance Policies
Exhibit "I.i"                     List of Publicity Agreements
Exhibit "I.j."                    List of Lease Agreements
Exhibit "I.j.(b)"                 Copy of the Pegaso Agreement
Exhibit "I.j.(c)"                 Copy of the XHAW Agreement
Exhibit "I.k.                     Default to the Lease Agreements and the
                                  Publicity Agreements
Exhibit "I.l.(a)"                 List of agreements with related parties
Exhibit "I.l.(b)"                 List of Structures with related parties'
                                  publicity without Publicity Agreements nor
                                  consideration
Exhibit "I.m.(a)"                 Description of Trademarks
Exhibit "I.m.(b)"                 Description of Software
Exhibit "I.p.(a)"                 List of Structures describing permits,
                                  licenses and authorizations.
Exhibit "I.P.(b)"                 List of leased Structures owned by third
                                  parties
Exhibit "I.s.(a)"                 Lease Agreements in which real estate are
                                  owned by related parties and in which a free
                                  use will be granted
Exhibit "I.s.(b)"                 Format of Comodato Agreement
Exhibit "I.t."                    Format of Employer Substitution Agreement
Exhibit "I.u."                    Assignor's financial statements dated December
                                  31, 1997
Exhibit "4.(a)."                  Price corresponding to Seller and Price
                                  corresponding to Assignor
Exhibit "4"                       Assets and Rights Price allocation
Exhibit "8"                       Form of legal opinion from Sesma, Sesma &
                                  McNeese, S.C.


                  TWENTY-THIRD. NOTICES. All notices that the parties wish to make or which must be made in connection with this Agreement, must be in writing and each party should obtain evidence that the notice was received by the other party. For that purpose and until further a notice of a new address is made, the parties state as their addresses the following:

"SELLER"
Multimedios Estrella de Oro, S.A. de C.V.
Paricutin 316, Sur
Colonia Roma
Monterrey, Nuevo Leon
Attention: Mr. Francisco A. Gonzalez Sanchez
Phone No.: (8) 358-7086
Facsimile: (8) 358-4448

ASSIGNOR
MM Billboard, S.A. de C.V.
Paricutin 316, Sur
Colonia Roma
Monterrey, Nuevo Leon
Attention: Mr. Francisco A. Gonzalez Sanchez
Phone No.: (8) 358-7086
Facsimile: (8) 358-4448

FRANCISCO ANTONIO GONZALEZ SANCHEZ
Paricutin 316, Sur
Colonia Roma
Monterrey, Nuevo Leon
Attention: Mr. Francisco A. Gonzalez Sanchez
Phone No.: (8) 358-7086
Facsimile: (8) 358-4448

WITH A COPY TO:

Sesma, Sesma & McNeese
Idaho No. 14
Col. Napoles
03810 Mexico, D.F.
Attention: Mr. Carlos Sesma
Phone No.: (525) 687-0909
Facsimile: (525) 687-0563

"BUYER"
Outdoor Systems Mexico, S.A. de C.V.
Paseo de los Tamarindos 400
Torre B, Piso 8
Bosques de las Lomas
Mexico, D.F. 05120
Attention: Mr. Jorge Cervantes Trejo
Phone No.: (525) 267-4500
Facsimile: (525) 267-5498

WITH A COPY TO:

Outdoor Systems, Inc.
2502 Black Canyon Highway
Phoenix, Arizona 85009
Attention: Mr. Arturo Moreno
Phone No.: (602) 248-8181
Facsimile: (602) 433-2482

Jauregui, Navarrete, Nader y Rojas, S.C.
Paseo de los Tamarindos 400
Torre B, Piso 8
Bosques de las Lomas
Mexico, D.F. 05120
Attention: Mr. Miguel Jauregui Rojas
Phone No.: (525) 267-4500
Facsimile: (525) 267-5498

                  TWENTY-FOURTH. APPLICABLE LAW. The parties agree that this Agreement will be governed by the laws of the State of Nuevo Leon, Mexico.

                  TWENTY-FIFTH. JURISDICTION. For the performance and enforcement of this Agreement the parties expressly submit to the jurisdiction of the competent courts located in Monterrey, Nuevo Leon, Mexico expressly waiving their rights to any other jurisdiction that may apply to them by reason of their present or future domiciles or for any other reason.

                  The parties, acknowledging the terms and legal conditions of each and every Declaration and Clause of this Asset Purchase and Assignment Agreement, have caused its execution in four copies in the city of Mexico, Federal District, on June 4, 1998.

"SELLER"                                    "ASSIGNOR"
Multimedios Estrella de                     MM Billboard, S.A. de C.V.
Oro, S.A. de C.V.



By:               (Signed)                  By:               (Signed)
   --------------------------                  --------------------------------
Name: Francisco A. Gonzalez                 Name: Francisco A. Gonzalez
Title: Attorney-in-fact                     Title: Attorney-in-fact

"BUYER"                                     "OUTDOOR"
Outdoor Systems Mexico                      Outdoor Systems, Inc.
S.A. de C.V.                                As Buyer's Joint Obligor



By:               (Signed)                  By:               (Signed)
   --------------------------                  --------------------------------
Name: Jorge Cervantes                       Name: Arturo Moreno
Title: Attorney-in-fact                     Title: CEO

"FRANCISCO A. GONZALEZ"
For the purposes of Clause
Sixteenth



                  (Signed)
-----------------------------

                            CERTIFICATE OF SECRETARY
                                       OF
                              OUTDOOR SYSTEMS, INC.


         I hereby certify that Outdoor Systems, Inc. has taken reasonable measures to ensure that the English translation of the Asset Purchase and Assignment Agreement, dated June 4, 1998, to which this Certificate is attached, is a fair and accurate English translation of the original Spanish language document.

Dated: July 16, 1998



                                       /s/ Bill M. Beverage
                                       ----------------------------------------
                                           Bill M. Beverage
                                           Secretary of Outdoor Systems, Inc.